EXHIBIT 10.1
COMERICA

         FIRST MODIFICATION TO LOAN AND SECURITY AGREEMENT

	This First Modification to Loan ad Security Agreement (this "Modification") is entered into by and between HEMACARE CORPORATION AND CORAL BLOOD SERVICES, INC., ("Borrower") and COMERICA BANK
("Bank") as of this 22nd day of March, 2004, at San Jose, California.

RECITALS

	This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

	Bank and Borrower previously entered into a Loan and Security Agreement (Accounts and inventory) dated November 19, 2002. The Loan and Security Agreement as so modified, and as such may be otherwise modified, amended, restated, supplemented, revised or replaced from time to time prior to the date hereof shall collectively be referred to herein as the "Agreement."

	NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

                              AGREEMENT

1.	Incorporation by Reference.  The Recitals and the documents
referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

2.	Modification to the Agreement.  Subject to the satisfaction of the conditions precedent as set forth in Section 3 hereof, the Agreement is hereby modified as set forth below.

	a.	In Section 3.1 of the Agreement, the date "June 30, 2004"
is hereby deleted in its entirety and replaced with "June 30, 2005."

	b.	Subsection 6.17(a) of Section 4 of Addendum "A" to the
Agreement is hereby deleted in its entirety and replaced with the following:

		"(a).	a ratio of Quick Assets to Current Liabilities of
not less than 0.90:1.00."

	c.	Subsection 6.17(b) of Section 4 of Addendum "A" to the
Agreement is hereby deleted in its entirety and replaced with the following:

	"(b)	a Debt-to-Worth Ratio of less than 1.50:1.00."

d.	Subsection 6.17(c) of Section 4 of Addendum "A" to the Agreement
is hereby deleted in its entirety and replaced with the following:

	"(c)	A net profit after taxes equal to at least (i) $1.00 for
quarter ending March 31, 2004, and (ii) $75,000 for each quarter thereafter."

3.	Legal Effect.

	a.	Except as specifically set forth in this Modification, all
of the terms and conditions of the Agreement remain in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Modification shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

	b.	Borrower represents and warrants that each of the
representations and warranties contained in the Agreement are true and correct as of the date of this Modification, and that no Event of Default has occurred and is continuing.

	c.	The effectiveness of this Modification and each of the
documents, instruments and agreements entered into in connection with this Modification is conditioned upon receipt by Bank of this Modification and any other documents which Bank may require to carry out the terms.

	D.	In consideration for Bank's willingness to enter into this
Modification, Borrower shall pay to Bank a non-refundable fee in the sum of Two Thousand Five Hundred and no/100 Dollars ($,2500.00), which shall be deemed earned by Bank as of the date of this Modification and shall be payable by Borrower concurrently with Borrower's execution of this Modification.

                                                                    1
                                   20

4.	Miscellaneous Provisions.

	a.	This is an integrated Modification and supersedes all prior
negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

	b.	This Modification may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

	IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

HEMACARE CORPORATION			COMERICA BANK

By:  /s/ Robert S. Chilton		By:  /s/ Rudy Cedillos
    --------------------------              -------------------------------
					    Rudy Cedillos
itle:  Ex. VP and CFO			    Vice President-Western Division
      ------------------------


CORAL BLOOD SERVICES, INC.

By:  /s/ Robert S. Chilton
     -------------------------

Title:  Ex. VP & CFO
       -----------------------